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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           May 20, 2004
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                          BakBone Software Incorporated
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             (Exact name of registrant as specified in its charter)

     Canada                        000-12230                     33-0896606
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(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

10145 Pacific Heights Boulevard, San Diego, CA                           92121
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code           858-450-9009
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          (Former name or former address if changed since last report)

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Item 12. Results of Operation and Financial Condition

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 (Registrant)

                                 Date:  5/20/04         By: /s/ Keith Rickard
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                                                            President & CEO


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                                  EXHIBIT INDEX

Exhibit No.              Subject Matter
    99                   Press Release and financial tables


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